Summary of Bank Borrowings (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Debt Disclosure [Abstract]
Short-term bank borrowings	$ 7,685	¥ 50,000	¥ 1,683,676
Long-term bank borrowings, current portion	10,803	70,289	39,303
Debt, Current, Total	18,488	120,289	1,722,979
Long-term bank borrowings, non-current portion	28,839	187,638	268,221
Total bank borrowings	$ 47,327	¥ 307,927	¥ 1,991,200